Statements of Changes in Net Assets Available for Benefits - EBP 001 [Member]	12 Months Ended
Dec. 31, 2025 USD ($)
Investment Income
Dividends and income	$ 769,201
Net gain (loss) on sale of assets	(585)
Net appreciation in fair value of investments	2,042,284
Total investment income	2,810,900
Interest income on notes receivable from participants	20,253
Contributions
Participants	1,504,557
Employer	487,618
Rollover	506,229
Total contributions	2,498,404
Total	5,329,557
DEDUCTIONS
Benefits paid to participants	6,032,813
Administrative and other expenses	78,886
Total deductions	6,111,699
Decrease in net assets before transfer	(782,142)
Plan transfers in (Note 1)	4,319,735
Net increase	3,537,593
NET ASSETS AVAILABLE FOR BENEFIT, BEGINNING OF YEAR	18,146,573
NET ASSETS AVAILABLE FOR BENEFIT, END OF YEAR	$ 21,684,166